SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                            Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No. _____                             [ ]

     Post-Effective Amendment No. 98         File No.  2-10002     [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

     Amendment No. 98                        File No.  811-495     [X]

D. L. BABSON BOND TRUST
(Exact Name of Registrant as Specified in Charter)

BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code (816)751-5900

Larry D. Armel, Trustee, D. L. BABSON BOND TRUST
BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: March 31, 1998

It is proposed that this filing become effective:

X  On March 31, 1998 pursuant to paragraph (b) of Rule 485

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and will file its required Rule 24f-2 Notice for the Registrant's fiscal year ended November 30, 1998, by January 30, 1999.

Please address inquiries               and a carbon copy of all
and communications to:                 communications to:
     John G. Dyer, Esq.                     Mark H. Plafker, Esq.
     BMA Tower                              Stradley, Ronon, Stevens & Young
     700 Karnes Blvd.     ,                 2600 One Commerce Square
     Kansas City, MO 64108-3306             Philadelphia, PA  19103-7098
     Telephone:  (816) 751-5900             Telephone:  (215) 564-8024


                      D.L.BABSON BOND TRUST

                      CROSS REFERENCE SHEET

Form N-1A Item Number                          Location in Prospectus

Item 1.   Cover Page . . . . . . . . . . . . . Cover Page

Item 2.   Synopsis . . . . . . . . . . . . . . Not Applicable

Item 3.   Condensed Financial Information  . . Per Share Capital and
                                               Income Changes

Item 4.   General Description of Registrant. . Investment Objective
                                               and Portfolio
                                               Management Policy

Item 5.   Management of the Fund . . . . . . . Trustees;
                                               Management and
                                               Investment Counsel

Item 6.   Capital Stock and Other Securities . How to Purchase Shares;
                                               How to Redeem Shares;
                                               How Share Price is
                                               Determined; General
                                               Information and
                                               History; Dividends,
                                               Distributions and
                                               their Taxation

Item 7.   Purchase of Securities . . . . . . . Cover Page; How to
               being Offered                   Purchase Shares;
                                               Shareholder Services

Item 8.   Redemption or Repurcdhase  . . . . . How to Redeem Shares

Item 9.   Pending Legal Proceedings  . . . . . Not Applicable

                     D.L. BABSON BOND TRUST
                CROSS REFERENCE SHEET (Continued)

                                               Location in Statement
                                               of Additional
Form N-1A Item Number                          Information

Item 10.  Cover Page . . . . . . . . . . . . . Cover Page

Item 11.  Table of Contents  . . . . . . . . . Cover Page

Item 12.  General Information and History  . . Investment Objectives
                                               and Policies;Management

                                               and Investment Counsel

Item 13.  Investment Objectives and Policies . Investment Objectives
                                               and Policies;
                                               Investment Restrictions

Item 14.  Management of the Fund . . . . . . . Management and
                                               Investment Counsel;
                                               Trustees

Item 15.  Control Persons and Principal  . . . Management and Invest-
          Holders of Securities                ment Counsel; Trustees

Item 16.  Investment Advisory and other  . . . Management of the Fund
          Services

Item 17.  Brokerage Allocation . . . . . . . . Portfolio Transactions

Item 18.  Capital Stock and Other Securities . General Information
                                               and History
                                               (Prospectus);
                                               Financial Statements

Item 19.  Purchase, Redemption and Pricing . . How Share Purchases
          of Securities Being Offered          are Handled; Redemption
                                               of Shares
                                               Financial Statements

Item 20.  Tax Status . . . . . . . . . . . . . Dividends,Distributions

                                               and their Taxation
                                               (Prospectus)

Item 21.  Underwriters . . . . . . . . . . . . How the Fund's Shares
                                               are Distributed

Item 22. Calculation of Yield Quotations . . Performance Measures of Money Market Fund

Item 23.  Financial Statements . . . . . . . . Financial Statements


Babson
Bond Trust

Prospectus
March 31, 1998

A no-load mutual fund
with primary emphasis
on current regular income.



BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group



PROSPECTUS
March 31, 1998



D. L. BABSON
BOND TRUST

Managed and Distributed By:
JONES & BABSON, INC.
BMA Tower
700 Karnes Blvd.
Kansas City, Missouri 64108-3306

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 751-5900

Investment Counsel:
DAVID L. BABSON & CO. INC.
Cambridge, Massachusetts



INVESTMENT OBJECTIVE

The D.L. Babson Bond Trust offers two Portfolios with differing maturity lengths to investors who share the Fund's objective of providing maximum current income and reasonable stability of principal, consistent with its quality and maturity standards, by investing in a diversified portfolio of fixed income securities, and who especially want the portfolio supervision of the staff of David L. Babson & Co. Inc. This Fund is not intended to be a complete investment program. (For a discussion of risk factors see page 9 of this prospectus.)

PURCHASE INFORMATION



Minimum Investment
(each Portfolio selected)

Initial Purchase (unless Automatic Monthly)		$	500
Initial IRA and Uniform Transfers (Gifts)
  to Minors Purchases (unless Automatic Monthly)        $       250
Subsequent Purchase (unless Automatic Monthly):
  By Mail                                               $        50
  By Telephone Purchase (ACH)                           $       100
  By Wire                                               $     1,000
Automatic Monthly Purchases:
  Initial                                               $       100
  Subsequent                                            $        50

Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 dis-tribution charges. If you need further information, please call the Trust at the telephone numbers indicated.

ADDITIONAL INFORMATION

This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Trust may obtain a copy without charge by writing or calling the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                                                        Page
Fund Expenses                                                           3
Financial Highlights                                                    5
Investment Objective and Portfolio Management Policy                    7
Repurchase Agreements                                                   9
Risk Factors                                                            9
Investment Restrictions                                                10
Performance Measures                                                   10
How to Purchase Shares                                                 11
Initial Investments                                                    11
Investments Subsequent to Initial Investment                           12
Telephone Investment Service                                           12
Automatic Monthly Investment Plan                                      13
How to Redeem Shares                                                   13
Systematic Redemption Plan                                             15
How to Exchange Shares Between Funds and Portfolios                    16
How Share Price is Determined                                          17
Trustees and Officers                                                  17
Management and Investment Counsel                                      17
General Information and History                                        19
Dividends, Distributions and Their Taxation                            20
Shareholder Services                                                   22
Shareholder Inquiries                                                  23

D.L. BABSON BOND TRUST

FUND EXPENSES

Portfolio L

	Shareholder Transaction Expenses
                Maximum sales load imposed on purchases                 None
                Maximum sales load imposed on reinvested dividends      None
                Deferred sales load                                     None
                Redemption fee                                          None
                Exchange fee                                            None

	Annual Fund Operation Expenses
	(as a percentage of average net assets)
                Management fees                                         .95%
                12b-1 fees                                              None
                Other expenses                                          .02%
                Total Fund operating expenses                           .97%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
	1 Year	3 Year	5 Year	10 Year
	$10	$31	$54	$119

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended November 30, 1997.
The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


D.L. BABSON BOND TRUST

FUND EXPENSES

Portfolio S

	Shareholder Transaction Expenses
                Maximum sales load imposed on purchases                 None
                Maximum sales load imposed on reinvested dividends      None
                Deferred sales load                                     None
                Redemption fee                                          None
                Exchange fee                                            None

	Annual Fund Operation Expenses
	(as a percentage of average net assets)
                Management fees                                         .65%*
                12b-1 fees                                              None
                Other expenses                                          .02%
                Total Fund operating expenses                           .67%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
	1 Year	3 Year	5 Year	10 Year
	$7	$22	$37	$84
*Reduced from .95% by the Board of Trustees through March 31, 1999.

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended November 30, 1997.
The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
The following financial highlights for each of the past ten fiscal years have been derived from audited financial statements of D.L. Babson Bond Trust. Such information for the most recent five fiscal years should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, independent auditors, appearing in the November 30, 1997, Annual Report to Shareholders which is incorporated by reference in this prospectus. The information for each of the five fiscal years from the period ended November 30, 1988 to November 30, 1992, is not covered by the report of Ernst & Young LLP.


PORTFOLIO L                                       1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
Net asset value,
  beginning of year                             $ 1.55  $ 1.58  $ 1.47  $ 1.67  $ 1.62  $ 1.60  $ 1.53  $ 1.57  $ 1.52  $ 1.58
  Income from investment
    operations:
    Net investment income                         .098    .107    .108    .108    .116    .124    .130    .134    .140    .154
    Net gains or losses on securities
      (both realized and unrealized)              .010  (.030)    .110  (.149)    .061    .020    .071  (.039)    .051  (.018)
  Total from investment
    operations                                    .108    .077    .218  (.041)    .177    .144    .201    .095    .191    .136
  Less distributions:
    Dividends from net
      investment income                         (.098)  (.107)  (.108)  (.108)  (.116)  (.124)  (.131)  (.135)  (.141)	(.196)
    Distributions from
      capital gains                              -       -       -      (.051)  (.011)   -       -       -       -       -
  Total distributions                           (.098)  (.107)  (.108)  (.159)  (.127)  (.124)  (.131)  (.135)  (.141)	(.196)
Net asset value, end of year                    $ 1.56  $ 1.55  $ 1.58  $ 1.47  $ 1.67  $ 1.62  $ 1.60  $ 1.53  $ 1.57	$ 1.52

Total return                                     7.26%   5.17%  15.28% (2.71)%  11.25%   9.29%  13.70%   6.32%  13.13%   8.42%

Ratios/Supplemental Data
Net assets, end of year (in millions)           $  132  $  142   $ 161  $  140  $  162   $ 142  $  114  $   90  $   77   $  66
Ratio of expenses to average
  net assets                                      .97%    .97%    .97%    .97%    .98%    .99%    .98%    .97%    .97%    .97%
Ratio of net investment income to
  average net assets                             6.38%   6.96%   7.06%   6.95%   7.00%   7.67%   8.42%   8.81%   9.19%   9.99%
Portfolio turnover rate                            59%     61%     50%     40%     80%     54%     75%     51%     51%     43%


FINANCIAL HIGHLIGHTS


PORTFOLIO S                                       1997    1996    1995    1994    1993    1992    1991    1990    1989    1988*
Net asset value,
  beginning of year                             $ 9.77  $ 9.90  $ 9.43  $10.48  $10.33  $10.30  $ 9.85  $10.01  $ 9.82  $10.00
  Income from investment
    operations:
      Net investment income                       .618    .692    .726    .694    .718    .753    .808    .853    .810    .457
      Net gains or losses on securities
       (both realized and unrealized)             .010  (.130)    .470  (.899)    .207    .054    .450  (.160)    .190   (.18)
    Total from investment
      operations                                  .628    .562   1.196  (.205)    .925    .807   1.258    .693    1.00    .277
    Less distributions:
      Dividends from net
        investment income                       (.618)  (.692)  (.726)  (.694)  (.718)  (.753)  (.808)  (.853)  (.810)  (.457)
      Distributions from
        capital gains                            -       -       -      (.151)  (.057)  (.024)   -       -       -       -
    Total distributions                         (.618)  (.692)  (.726)  (.845)  (.775)  (.777)  (.808)  (.853)  (.810)  (.457)
Net asset value, end of year                    $ 9.78  $ 9.77  $ 9.90  $ 9.43  $10.48  $10.33  $10.30  $ 9.85  $10.01  $ 9.82

Total return                                     6.70%   5.96%  13.10% (2.06)%  9.19%   8.07%   13.35%   7.07%  10.67%   2.92%

Ratios/Supplemental Data
Net assets, end of year (in millions)           $   41  $   34  $   33  $   30  $   36  $   31  $   14   $   7   $   5   $   3
Ratio of expenses to average
  net assets                                      .67%    .66%    .67%    .67%    .68%    .67%    .66%    .78%    .91%    .70%
Ratio of net investment income to
  average net assets                             6.42%   7.10%   7.47%   7.02%   6.80%   7.22%   7.98%   8.65%   8.28%   7.68%
Ratio of expenses to average net assets
  before voluntary reduction of
   management fee                                 .97%    .96%    .97%    .97%    .98%    .97%    .96%   1.08%   1.21%    -
Portfolio turnover rate                            65%     48%     57%     42%    147%     47%     60%     35%     27%      4%

* Portfolio S became effective on March 31, 1988. On April 19, 1988, 10,875 shares were issued at a net asset value of $10.00 per share. The percentage amounts for the period from April 19, 1988 to November 30, 1988 have been annualized.


INVESTMENT OBJECTIVE AND
PORTFOLIO MANAGEMENT POLICY

Babson Bond Trust's investment objective is to provide shareholders with maximum current income and reasonable stability of principal, consistent with its quality and maturity standards, by investing in a diversified portfolio of fixed-income securities. (The Babson Bond Trust is a mutual fund organized as a common law trust and may also be referred to throughout this Prospectus as the Trust or the Fund.) The Trust offers two portfolios: Portfolio L is expected to have a weighted average maturity beyond five years, and Portfolio S is expected to have a weighted average maturity of five years or less.

Each Portfolio normally will invest at least 80% of its assets in debt securities such as: (1) direct or guaranteed obligations of the U.S. government and its agencies, and (2) investment quality debt securities issued by corporations or other business organizations including notes and bonds.

In order to provide for unexpected redemptions and to enhance portfolio flexibility, each Portfolio may, from time to time, maintain a significant portion of its assets in reserves. These reserves will be held in cash or short-term debt obligations such as U.S. treasury bills, commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements.

The Fund's investment objective and policy as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

Although short-term trading profits are not a goal of the Trust, it is possible that it may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity.

For the fiscal years ended November 30, 1997, Novem-ber 30, 1996 and November 30, 1995, the total dollar amount of brokerage commissions paid by the Trust and the annual portfolio turnover rate were as follows:

Portfolio L
                                Portfolio
	Fiscal	Brokerage	Turnover
	Year	Commissions	Rate

        1997    None            59%
        1996    None            61%
        1995    None            50%

Portfolio S
                                Portfolio
	Fiscal	Brokerage	Turnover
	Year	Commissions	Rate

        1997    None            65%
        1996    None            48%
        1995    None            57%

The Trust cannot guarantee that its objective will be achieved because there are inherent risks in the ownership of fixed-income investments. The value of each Portfolio's shares will reflect changes in the market values of its investments which will vary inversely with changes in interest rates. Dividends paid by the Trust will vary accor-ding to the income it receives from its investments. However, the Trust will seek, through careful management and diver-sification, to reduce these risks and enhance the opportunities for maximizing current income.

Portfolio Quality Standards

Each Portfolio's investments in securities issued by corporations or other business organizations will usually be rated at the time of purchase within the top three classifications of either Moody's
Investors Service, Inc. (Moody's) (Aaa, Aa and A) or Standard & Poor's Corp. (S&P) (AAA, AA and A).

Up to 25% of a Portfolio's assets, however, may be invested in securities rated Baa by Moody's or BBB by S&P. Bonds in this category are regarded as having an adequate capacity to pay principal and interest. Such bonds are considered investment grade but have speculative characteristics. This policy may be changed by the Trust's Board of Trustees. It is anticipated that the Trust will use obligations secured by specific assets of the issuing corporation (such as mortgage bonds and equipment trusts) as well as unsecured debentures which represent claims on the general credit of the issuer.

Each Portfolio will invest only in the following "U.S. Government
Securities:"

	1.	Direct obligations of the U.S. Government such as bills,
notes, bonds and other debt securities issued by the U.S. Treasury.

	2.	Obligations of U.S. Government agencies and in-
strumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association, the Export-Import Bank, or the Student Loan Mar-keting Association, or which are secured by the right of the issuer to borrow from the Treasury such as securities issued by the Federal Financing Bank or the U.S. Postal Service; or are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Banks, Federal Farm Credit Banks, or the Federal National Mortgage Association.

Each Portfolio may also invest, at the time of purchase, up to 25% of its assets in Yankee Bonds - securities of foreign-domiciled entities who register with the Securities and Exchange Commission and borrow U.S. dollars via issues underwritten by a U.S. syndicate for delivery in the United States - provided that such issues are rated at the time of purchase within the top four classifications of either Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB).

Each Portfolio may invest in commercial paper, including variable rate master demand notes, of companies whose commercial paper is rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P. If not rated by either Moody's or S&P, a company's commercial paper, including variable rate master demand notes, may be purchased if the company has an outstanding bond issue rated A or higher by Moody's or by S&P.

Each Portfolio may invest in variable rate master demand notes which represent a borrowing arrangement under a letter of agreement between a commercial paper issuer and an institutional lender. Applicable interest rates are determined on a formula basis and are adjusted on a monthly, quarterly, or other term as set out in the agreement. They vary as to the right of the lender to demand payment. It is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with variable rate master demand notes, the Trust's investment manager will monitor on an on-going basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

Each Portfolio may invest in certificates of deposit, bankers' acceptances, and other commercial bank short-term obligations issued domestically by United States banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation, or such securities which may be issued by holding companies of such banks.

Each Portfolio may invest in issues of the United States Treasury or a United States Government agency subject to repurchase agreements. The use of repurchase agreements by the Fund involves certain risks. For a discussion of these risks see "Risk Factors Applicable to Repurchase Agree-ments."

Portfolio Maturity Standards

In general, the average weighted maturity of Portfolio L will be kept within a range of 7 to 15 years, and the average weighted maturity of Portfolio S will be kept within a range of 2 to 5 years. It will be the policy of each Portfolio to include maturities outside these ranges when they appear to be best suited to its investment objective. Changes in interest rates affect the price of each Portfolio's shares inversely. Normally, an interest rate decline will result in a share price increase. Conversely, as interest rates rise, share prices are likely to decline. Future interest rates cannot be accurately and consistently forecast. Nevertheless, when management believes that interest rates are likely to rise in the future, it will tend to shorten portfolio maturities so that it may reinvest maturing holdings as soon as possible and thereby obtain higher yields. When management believes that interest rates are likely to fall in the future, it will seek to preserve and extend the Trust's yields by lengthening the maturities of the portfolio holdings.

REPURCHASE AGREEMENTS

A repurchase agreement involves the sale of securities to the Trust with the concurrent agreement by the seller to repurchase the securities at the Trust's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. This result is a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Trust.

The Trust will enter into such repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Trustees of the Trust. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of the Trust.

RISK FACTORS

Risk Factors Peculiar to
Fixed Income Obligations

The yield and the principal value of fixed income instruments are sensitive to fluctuations in interest rates, and it is possible that an issuer may default. Each Portfolio will seek to minimize these risks through diversification and careful selection among securities considered to be high quality.

Risk Factors Applicable to
Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Trust may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is pos-sible that the Trust may not be able to perfect its interest in the underlying securities. While the Trust's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Risk Factors Applicable to
Year 2000 Issue

Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Manager, Investment Counsel and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Manager and Investment Counsel are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth under the caption "Invest-ment Objective and Portfolio Management Policy," the Trust is subject to certain other restrictions which may not be changed without approval of the lesser of: (1) at least 67% of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust. Among these restrictions, the more important ones are that the Trust will not purchase the securities of any issuer if more than 5% of the Trust's total assets would be invested in the securities of such issuer, or the Trust would hold more than 10% of any class of voting securities of such issuer; the Fund will not make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); and the Trust will not borrow money, securities or other property in any event or for any purpose whatsoever; or issue any security senior to the shares authorized by the Trust Indenture. The full text of these restrictions is set forth in the "Statement of Additional Information."

There is no limitation with respect to investments in U.S. Treasury Bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

PERFORMANCE MEASURES

From time to time, the Fund may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information." A discussion of Fund performance is included in the Fund's Annual Report to Share-holders which is available from the Fund upon request at no charge.

Total Return

The Fund may advertise "average annual total return" for each Portfolio over various periods of time. Such total return figures show the average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Funds' shares and assume that any income dividends and/or capital gains distributions made by a Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering "average" total re-turn figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, each Portfolio may compare its performance to that of other mutual funds with similar investment objectives and to bond or other relevant indices. For example, the Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Shearson/Lehman Government/Corporate Index, an unmanaged index of government and corporate bonds. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No- Load Investor, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance com-parisons should not be considered as representative of the future performance of any Fund. Further information re-garding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine,
Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors
Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal
Finance, Income and Safety, The Mutual Fund Letter,
No-Load Fund Investor, United Mutual Fund Selector,
No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES

Shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City,
MO 64108-3306. For information call toll free
1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900. If an investor wishes to engage the
services of any other broker to purchase (or redeem) shares of the Fund, a fee may be charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at each Portfolio's net asset value (price) per share next effective after a purchase order and payment have been received by the Fund. In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be pro-cessed at the net asset value per share next effective after a purchase order has been received by the Fund.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of inves-tors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc. will cover the loss.

INITIAL INVESTMENTS

Initial investments - By mail. You may open an account and make an investment by completing and signing the application which accompanies this prospectus. The minimum initial purchase for each Portfolio selected is $500 unless your purchase is pursuant to an IRA or the Uniform Transfers (Gifts) to Minors Act, in which case the minimum initial purchase is $250 for each Portfolio selected. However, if electing the Automatic Monthly Investment Plan, the minimum initial purchase for each Portfolio selected is reduced to $100 for all accounts. Make your check payable to UMB Bank, n.a. Mail your application and check to:

D.L. Babson Bond Trust
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

Initial investments - By wire. You may purchase shares of a Portfolio by wiring funds ($1,000 minimum for each Portfolio selected) through the Federal Reserve Bank to the custodian, UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free 1-800-4-BABSON (1-800-422-2766) or in the Kansas City area 751-5900 and provide it with the identity of the registered account owner, the registered address, the Social Security or Taxpayer Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:

	UMB Bank, n.a.
		Kansas City, Missouri, ABA #101000695
	For D.L. Babson Bond Trust (insert name
		and number of Portfolio)
		Portfolio L /AC=987032-6256
		Portfolio S /AC=987032-6248
	OBI=(assigned Fund number and name in which registered)

A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds will be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT
TO INITIAL INVESTMENT

You may add to your Fund account at any time in amounts of $50 or more if purchases are made by mail, $1,000 or more if purchases are made by wire, or $100 or more if pur-chases are made by telephone purchase (ACH). Automatic monthly investments must be in amounts of $50 or more.

Checks should be mailed to the Fund at its address, made payable to UMB Bank, n.a. Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the Babson Fund (Portfo-lio) in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

AUTOMATIC MONTHLY
INVESTMENT PLAN

You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more for any account). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

HOW TO REDEEM SHARES

The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Deter-mined.") Shares can be redeemed by written request or if previously authorized by telephone toll free
1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

All telephone requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including requests to redeem that accompany an address change) must be in writing. The request must be signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph privilege, you should carefully note the special requirements and limitations relating to these methods. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.

Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306. The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (See "How Share Price is Determined.")

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or
(3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission.

Due to the high cost of maintaining smaller accounts, the Board of Trustees has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

A written request for redemption, together with an endorsed share certificate where a certificate has been issued, must be received by the Fund in order to constitute a valid tender for redemption. For authorization of redemp-tions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund before a redemption request will be considered in "good order." In the case of certain institutions which have made satisfactory redemption arrangements with the Fund, redemption orders may be processed by facsimile or telephone transmission at net asset value per share next effective after receipt by the Fund.

(1)	A written redemption request or stock assignment (stock power)
containing the genuine signature of each registered owner exactly as the shares are registered, with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

(2)	any outstanding stock certificates representing shares to be redeemed;

(3)	signature guarantees as required (see Signature Guarantees); and

(4)	any additional documentation which the Fund may deem necessary to insure a genuine redemption.

Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 4:00 P.M. (Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds, but this charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

You may revoke or change your plan or redeem all of your shares remaining at any time. Withdrawal payments will be continued until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

HOW TO EXCHANGE SHARES
BETWEEN FUNDS AND PORTFOLIOS

Shareholders may exchange their Fund shares, which have been held in open account for 15 days or more, and for which good payment has been received for identically registered shares of any other Babson Fund or Portfolio, or Buffalo Fund which is legally registered for sale in the state of residence of the investor, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 and meets the minimum investment requirement of the Fund or Portfolio into which it is exchanged.

Effective at the close of business on January 31, 1992, the Directors of the Babson Enterprise Fund, Inc. took action to limit the offering of that Fund's shares. Babson Enterprise Fund will not accept any new accounts, including IRAs and other retirement plans, until further notice, nor will Babson Enterprise Fund accept transfers from shareholders of other Babson Funds, who were not shareholders of record of Babson Enterprise Fund at the close of business on January 31, 1992. Investors may want to consider purchasing shares in Babson Enterprise Fund II, Inc. as an alternative.

To authorize the Telephone/Telegraph Exchange Privi-lege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have diffi-culty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time and without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account, the number of shares or dollar amount to be redeemed for exchange and the Fund or Portfolio into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Babson Fund or Portfolio, or Buffalo Fund, you should review the prospectus of the Fund to be purchased, which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. An exchange between Funds or Portfolios involves the sale of an asset. Unless the shareholder account is tax-deferred, this is a taxable event.

HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares of each Portfolio will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share is computed once daily, Monday through Friday, at the specific time during the day that the Board of Trustees sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The price at which new shares of each Portfolio will be sold and at which issued shares presented for redemption will be liquidated is computed once daily at 4:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from each Portfolio's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Debt securities (other than short-term obligations), in-cluding listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Trust's Board of Trustees. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. If acquired, preferred stocks, common stocks and warrants, if listed on an exchange, will be valued at the last sale price on the principal exchange upon which the security is traded on the Trust evaluation date. If not traded, or if unlisted, the security is valued at the mean between the last current bid and asked prices. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations. The Trust's manager and its officers are subject to the supervision and control of the Board of Trustees. A list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc. was founded in 1960. It assumed the management of the Trust on March 1, 1972. Jones & Babson, Inc. also acts as the Trust's principal underwriter. Pursuant to the current Management Agreement, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Trust. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; remuneration of Trust-ees, officers and other personnel; rent; shareholder ser-vices, including the maintenance of the shareholder ac-counting system and transfer agency; and such other items as are incidental to the Trust's administration.

Not considered normal operating expenses, and therefore payable by the Trust, are taxes, fees and other charges of governments and their agencies including the cost of qualifying the Trust's shares for sale in any jurisdiction, interest, brokerage costs, dues, and all costs and expenses, including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Trust, its trustees or officers may be subject or a party thereto.

As a part of the Management Agreement, Jones &
Babson, Inc. employs at its own expense David L. Babson & Co. Inc. as its investment counsel to assist in the investment advisory function. David L. Babson & Co. Inc. is an investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institu-tional clients by maintaining an extensive research and analytical staff. It has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Trust to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc. is included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the manager and its investment counsel, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties. Edward L. Martin became the manager of Babson Bond Trust in 1984, and also heads the Babson fixed income department. A Chartered Financial Analyst with 27 years of investment management experience, he joined David L. Babson & Co. in 1984.

As compensation for all the foregoing services, Portfolio L and Portfolio S pay Jones & Babson, Inc. a fee amounting to 95/100 of one percent (.95%) of each Portfolio's average daily net assets except that during the period from May 1, 1988 through March 31, 1999 Jones & Babson has waived 30/100 of one percent (.30%) of the fee for Portfolio S with the effect that the fee charged for Portfolio S is 65/100 of one percent (.65%).

The annual fee charged by Jones & Babson, Inc. is higher than the fees of most other investment advisers whose charges cover only investment advisory services with all remaining operational expenses absorbed directly by the Fund. Yet, it compares favorably with these other advisers when all expenses to Trust shareholders are taken into account. Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 25/100 of one percent (.25%) of the average daily total net assets, which is computed daily and paid semimonthly. This fee has been reduced to 15/100 of one percent (.15%) for Portfolio S until March 31, 1999. The total expenses of Portfolio L for the fiscal year ended November 30, 1997 amounted to 97/100 of one percent (.97%) of its average net assets. The total expenses of Portfolio S for the fiscal year ended November 30, 1997 amounted to 67/100 of one percent (.67%) of its average net assets. In order to reduce the expense ratio of Portfolio S during its initial periods of operations, while expenses relative to income may otherwise be higher than anticipated, the Fund's manager, Jones & Babson, Inc., has waived 30/100 of one percent (.30%) of the fee for Portfolio S with the effect that the fee charged for Portfolio S is 65/100 of one percent (.65%) during the period from May 1, 1988 through March 31, 1999.

Certain officers and trustees of the Trust are also officers or directors or both of other Babson Funds, Jones & Babson, Inc. or David
L. Babson & Co. Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield,
Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

The current Management Agreement between the Trust and Jones & Babson, Inc., which includes the Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Co. Inc., will continue in effect until October 31, 1998, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, and provided also that such continuance is approved by a vote of the majority of the Trustees who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Both Agreements provide that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party, as required under the Investment Company Act of 1940.

GENERAL INFORMATION AND HISTORY

The Trust was organized in Kansas City, Missouri, as a common law trust under an Agreement and Declaration of Trust dated November 2, 1944, which was amended and restated on February 24, 1989. It originally was known as Mutual Trust. When it came under the management of Jones & Babson, Inc., its name was changed to Babson (D.L.) Income Trust. On February 14, 1984, shareholders changed its name to D.L. Babson Bond Trust. On March 31, 1988, the issued and outstanding shares of beneficial interest of the Trust were redesignated as "Portfolio L" (longer term) and a second class or series of shares known as "Portfolio S" (shorter term) was created. The Trust is an open-end, diversified, fully-managed investment company commonly known as a mutual fund. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Trust in general and with respect to matters relating solely to the interests of the Portfolio for which issued, and (2) equal dividend, distribution and redemption rights to the assets of the Portfolio for which issued and to general assets, if any, of the Trust which are not specifically allocated to either Portfolio. Shares when issued are fully paid and non-assessable. Except for the priority of each share in the assets of its Portfolio, the Fund will not issue any class of securities senior to any other class. The initial par value of the shares was $1.00 each. On September 30, 1955, this was changed to $0.25 each, and three additional shares at that time were issued for each share then outstanding. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

The Fund's Agreement and Declaration of Trust permits the Fund to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may re-move trustees. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Trustees." The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of trustees; (2) approval of any investment advisory agreement;
(3) ratification of the selection of independent auditors; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use the name "Babson" in its name so long as Jones & Babson, Inc. is continued as manager and David L. Babson & Co. Inc. as its investment counsel. Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange
Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law made significant changes to the Internal Revenue Code. Because many of these changes are complex, they are discussed in the "Statement of Additional Information."

At the close of each business day, dividends consisting of substantially all of each Portfolio's net investment income are declared payable to shareholders of record at the close of the previous business day, and credited to their accounts. All daily dividends declared during a given month will be distributed on the last day of the month. Distribution from capital gains realized on the sale of securities, if any, will be declared annually on or before December 31. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value, unless the share-holder has elected in writing to receive cash. The method of payment elected remains in effect until the Fund is notified in writing to the contrary. If at the time of a complete redemption and closing of a shareholder account, there is net undistributed income to the credit of the shareholder, it will be paid by separate check on the next dividend distribution date. In the case of a partial redemption, any net undistributed credit will be distributed on the next dividend date according to the shareholder's instructions on file with the Fund. Shares begin earning income on the day following the effective date of purchase. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business, except for month-ends when such dividend is declared as of the last day of the month.

The Fund paid dividends each quarter from its inception to March, 1988, and has paid monthly dividends from April, 1988, through the end of its current fiscal year, November 30, 1997. Past dividends, however, are no guarantee of future payouts.

Each Portfolio within the Fund has qualified and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax or to any excise tax to the extent it distributes its income to shareholders. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income and short-term capital gains will be taxable to shareholders as ordinary income. Due to the make-up of each Portfolio, it is anticipated that only a small portion, if any, of dividends paid will qualify for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by each Portfolio from domestic (U.S.) sources and, under the 1997 Act, compliance with certain holding period requirements. The Fund will send to shareholders a statement each year advising the amount, if any, of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of a Portfolio, and regardless of the length of time the shares in such Portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually by the Fund as to federal tax status of dividends and distributions paid by a Portfolio. Under the 1997 Act, the Fund is required to tell shareholders how much of their capital gain distribution is subject to the 28% tax rate. The remainder of the capital gain would be subject to the 20% tax rate. Such dividends and distributions may also be subject to state and local taxes.

Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption on your individual tax return.

Exchange and redemption of Fund shares are taxable events for federal income tax purposes. Shareholders may also be subject to state and municipal taxes on such ex-changes and redemptions. You should consult your tax adviser with respect to the tax status of distributions from the Fund in your state and locality.

Each Portfolio intends to declare and pay dividends and capital gains distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount equal to: (1) 98% of its calendar year ordinary income; (2) 98% of its capital gains net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending each November 30; and (3) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Dividends declared in October, November or Decem-ber and made payable to shareholders of record in such a month are deemed to have been paid by the Fund and received by shareholders on December 31 of such year, so long as the dividends are actually paid before February 1 of the following year.

To comply with IRS regulations, the Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Applica-tion, or on a separate form supplied by the Fund, that their Social Security or Taxpayer Identification Number pro-vided is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.

The federal income tax status of all distributions will be reported to shareholders each January as a part of the annual statement of shareholder transactions. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

THE TAX DISCUSSION SET FORTH ABOVE IS
INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX
CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:

Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.

Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or share-holders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. (See "Telephone
Investment Service.")

Automatic Exchange - You may exchange shares from your account ($100 minimum) in any of the Babson Funds to an identically registered account in any other Babson Fund or Portfolio, or Buffalo Fund, except Babson Enterprise Fund, Inc., according to your instructions. Monthly exchanges will be continued until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.

Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Keogh and corporate tax qualified retirement plans, as well as certain other investors who must maintain separate participant accounting records, may meet these needs through services provided by the Fund's manager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

Prototype Retirement Plans - Jones & Babson, Inc. offers a defined contribution prototype plan - The Univer-sal Retirement Plan - which is suitable for all who are self-employed, including sole proprietors, partnerships and corporations. The Universal Prototype includes both money purchase pension and profit-sharing plan options.

Individual Retirement Accounts - Also available are the following
Individual Retirement Accounts (IRAs):

Traditional IRA: The IRS has increased the phase-out ranges for deductible contributions. The IRA uses the IRS model form of plan and provides an excellent way to accumulate a retirement fund which will earn tax-deferred dollars until withdrawn. An IRA may also be used to defer taxes on certain distributions from employer-sponsored retirement plans. You may contribute up to $2,000 of compensation each year ($4,000 if a spousal IRA is established), some or all of which may be deductible. Consult your tax adviser concerning the amount of the tax deduction, if any, as well as the best IRA for your financial goals.

Roth IRA: Unlike the traditional IRA, contributions are non-deductible, however, distribution will be exempt from federal taxes provided that, at the time of withdrawal, the IRA has been held for five years and (1) the account holder is 59 1/2 years old or (2) the withdrawals are used to purchase a first home. The maximum contribution to a Roth IRA is $2,000 and eligibility is subject to restrictions. Traditional IRAs may be converted into Roth IRAs. Consult your tax adviser to determine the best IRA for your financial goals.

Simplified Employee Pensions (SEPs) - The Jones & Babson IRA may be used with IRS Form 5305 - SEP to establish a SEP-IRA, to which the self-employed indi-vidual may contribute up to 15% of net earned income or $30,000, whichever is less. A SEP-IRA offers the employer the ability to make the same level of deductible contributions as a Profit-Sharing Plan with greater ease of administration, but less flexibility in plan coverage of employees.



SHAREHOLDER INQUIRIES

Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas
City area 751-5900.

Shareholders may address written inquiries to the Fund at:

Babson Enterprise Fund II, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
Kansas City, Missouri


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
Philadelphia, Pennsylvania

JOHN G. DYER
Kansas City, Missouri

CUSTODIAN
UMB BANK, n.a.
Kansas City, Missouri

TRANSFER AGENT
JONES & BABSON, INC.
Kansas City, Missouri




Equities
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund
Fixed Income
Bond Trust
Money Market Fund
Tax-Free Income Fund

*Closed to new investors.



BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900

1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JB7B            3/98


PART B

D. L. BABSON BOND TRUST

STATEMENT OF ADDITIONAL INFORMATION

March 31, 1998

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 31, 1998. To obtain the Prospectus please call the Fund toll-free at 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area at 751-5900.

TABLE OF CONTENTS

        Investment Objective and Policies               2
        Portfolio Transactions                          2
        Investment Restrictions                         3
        Performance Measures                            4
        How the Fund's Shares are Distributed           4
        How Share Purchases are Handled                 5
        Redemption of Shares                            5
        Signature Guarantees                            5
        Management and Investment Counsel               5
        How Share Price is Determined                   6
        Trustees and Officers                           6
	Dividends, Distributions and Their Taxation	8
        Custodian                                       11
        Independent Auditors                            11
        Other Jones & Babson Funds                      12
	Fixed Income Securities Described and Ratings	13
        Financial Statements                            15

JB62	3/98



INVESTMENT OBJECTIVE AND
POLICIES

	The following policies supplement the Fund's investment objective and policies set forth in the Prospectus. The D. L. Babson Bond Trust is a mutual fund organized as a common law trust and may also be referred to throughout the Prospectus and this "Statement of Additional
Information" as the Trust or the Fund.

PORTFOLIO TRANSACTIONS

	Decisions to buy and sell securities for the Fund are made by Jones & Babson, Inc.
pursuant to recommendations by David L.
Babson & Co. Inc. Trustees of the Fund and officers of Jones & Babson, Inc. are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or the price of the securities. In instances where securities are purchased on a commission basis the Fund will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

	The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price
(which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction. The Fund expects that purchases and sales of portfolio securities usually will be principal transactions from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere.
Usually there will be no brokerage commission paid by the Fund for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

	The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. When buying securities in over-the-counter markets, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities
Exchange Act of 1934 when it appears that this would be in the best interests of the share-holders.

	No commitment is made to any broker or
dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Board of Trustees of the Trust and Jones & Babson, Inc.

	Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms.
However, it may place portfolio orders with qualified broker-dealers who recommend the
Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients.

	Research services furnished by broker-dealers may be useful to the Fund manager and its investment counsel in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

	When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

INVESTMENT RESTRICTIONS

	In addition to the investment objective and portfolio management policies set forth in the Prospectus under the caption "Investment
Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund or the affected Portfolio series.

	The Fund will not: (1) purchase any
investment security for credit or on margin, except such short-term credits as are necessary for the clearance of transactions; (2) participate on a joint or a joint-and-several basis in any trading account in securities; (3) sell any securities short; (4) borrow money, securities or other property in any event or for any purpose whatsoever, or issue any security senior to the shares authorized by the Trust Indenture; (5) lend money, securities or other assets of the Trust for any purpose whatsoever, provided however, that the acquisition of any publicly distributed securities shall not be held or construed to be the making of a loan; (6) mortgage, pledge, hypothecate or encumber in any manner whatsoever any investment securities at any time owned or held by the Trust; (7) underwrite or participate in the underwriting of any securities; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation; (9) acquire any security issued by any issuer in which an officer, director or stockholder of such issuer is a Trustee of the Trust or an officer or director of a principal underwriter (as defined in the Investment
Company Act of 1940) if after the purchase of such security one or more of the Trustees owns beneficially more than one-half (1/2) of one per centum (1%) of the capital stock of such issuer and such Trustees together own beneficially more than five per centum (5%) of the capital stock of such issuer; (10) acquire any security of another issuer if immediately after and as a result of such acquisition the market value of such securities of such other issuer shall exceed five per centum (5%) of the market value of the total assets of the Trust or the Trust shall own more than ten per centum (10%) of the outstanding voting securities of such issuer. This restriction does not apply to securities issued by the United
States or any state, county, or municipality thereof; (11) invest more than 25% of the value of its assets in any one industry; (12) engage in the purchase or sale of real estate or commodities; (13) invest in companies for the purpose of exercising control of management; or
(14) purchase any securities which are subject to legal or contractual restrictions, i.e., restricted securities which may not be distributed publicly without registration under the Securities Act of 1933.

PERFORMANCE MEASURES

Total Return

	The Fund's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

        P(1+T)n =       ERV

Where:	P	=	a hypothetical initial payment
                        of $1000

	T	=	average annual total return

        n       =       number of years

        ERV     =       Ending Redeemable Value of a
                        hypothetical $1000 payment
                        made at the beginning of the
                        1, 5 or 10 year (or other)
                        periods at the end of the 1, 5
                        or 10 year (or other) periods
                        (or fractional portions thereof).

	The table below shows the average total
return for the Fund for the specified periods.

                        Portfolio L             Portfolio S

For the one year
12/1/96-11/30/97        7.26%                   6.70%

For the five years
12/1/92-11/30/97        7.07%                   6.46%

For the ten years
12/1/87-11/30/97        8.61%                   N/A

From
commencement
of operation
to 11/30/97*            7.69%                   7.71%
_______________________________________

*	Portfolio L commenced operation
November 2, 1944.
*	Portfolio S commenced operation
April 19, 1988.

HOW THE FUND'S SHARES ARE
DISTRIBUTED

	Jones & Babson, Inc., as agent of the Trust, agrees to supply its best efforts as sole distributor of the Trust's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.

	Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1998, and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Trustees, including a majority of those Trustees who are not parties to such Agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

	Jones & Babson, Inc. also acts as sole dis-tributor of the shares for David L. Babson
Growth Fund, Inc., D.L. Babson Money Market
Fund, Inc., D. L. Babson Tax-Free Income
Fund, Inc., Babson Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc., Babson-
Stewart Ivory International Fund, Inc., Scout
Stock Fund, Inc., Scout Bond Fund, Inc., Scout
Money Market Fund, Inc., Scout Tax-Free
Money Market Fund, Inc., Scout Regional Fund,
Inc., Scout WorldWide Fund, Inc., Scout
Balanced Fund, Inc., Scout Capital Preservation
Fund, Inc., Scout Kansas Tax-Exempt Bond
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc. and AFBA Five Star
Fund, Inc.

HOW SHARE PURCHASES ARE
HANDLED

	Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

	Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from Jones & Babson, Inc.
at its cost, subject to a minimum charge of $5 per account, per year requested.

	Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certi-ficate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account.
There is no charge for the first certificate issued.
A charge of $3.50 will be made for any
replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

	If an order to purchase shares must be
canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

        The Fund reserves the right in its sole
discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

	The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Trustees under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

SIGNATURE GUARANTEES

	Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

	Signature guarantees must appear together with the signature(s) of the registered owner(s), on:

(1)	a written request for redemption;

(2)	a separate instrument of assignment,
which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stockbrokers); or

(3)	all stock certificates tendered for redemp-
tion.

MANAGEMENT AND INVESTMENT
COUNSEL

	As a part of the Management Agreement,
Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc., as its investment counsel. David L. Babson & Co.
Inc. was founded in 1940, as a private
investment research and counseling organiza-tion. David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life
Insurance Company.  David L. Babson & Co.
Inc. serves individual, corporate and other institutional clients and participates with Jones
& Babson, Inc. in the management of nine
Babson no-load mutual funds.

	The aggregate management fees paid to Jones
& Babson, Inc. during the most recent fiscal year ended November 30, 1997 and from which Jones & Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund, were $1,275,822 for Portfolio L and
$254,164 for Portfolio S. The annual fee charged by Jones & Babson, Inc. covers all normal operating costs of the Fund.

	David L. Babson & Co. Inc. has an experi-enced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co.
Inc. is included in the services of Jones &
Babson, Inc. During the most recent fiscal year ended November 30, 1997, Jones & Babson, Inc.
paid David L. Babson & Co. Inc. fees
amounting to $335,133 for Portfolio L and $58,337 for Portfolio S.

HOW SHARE PRICE IS DETERMINED

	The net asset value per share of each Fund
Portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Trustees of the Fund sets at least annually, except on days on which changes in the value of a Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

New Year's Day			January 1
Martin Luther                   Third Monday
King, Jr. Day                   in January
Presidents' Holiday             Third Monday
                                in February
Good Friday                     Friday before Easter
Memorial Day			Last Monday
                                in May
Independence Day		July 4
Labor Day                       First Monday
                                in September
Thanksgiving Day		Fourth Thursday
                                in November
Christmas Day			December 25

TRUSTEES AND OFFICERS

	The Fund is managed by Jones & Babson, Inc.
subject to the supervision and control of the Board of Trustees. Following is a list of the officers and trustees of the Fund and their ages.
Unless noted otherwise, the address of each officer and trustee is BMA Tower, 700 Karnes
Blvd., Kansas City, Missouri 64108-3306.
Except as indicated, each has been an employee of Jones & Babson, Inc. for more than five years.

*Larry D. Armel (56), President and Trustee.
President and Director, Jones & Babson, Inc.,
David L. Babson Growth Fund,  Inc. , D. L.
Babson Money Market Fund, Inc., D. L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow
Stock Fund, Inc., Babson-Stewart Ivory
International Fund, Inc., Scout Stock Fund,
Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Scout Capital Preservation Fund,
Inc., Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc., Investors Mark Series
Fund, Inc.; Director, AFBA Five Star Fund,
Inc.

Francis C. Rood (63), Trustee.  Retired, 73-
395 Agave Lane, Palm Desert, California
92260-6653.  Formerly Vice President of
Finance, Hallmark Cards, Inc.; Director,
David L. Babson Growth Fund, Inc., D. L.
Babson Money Market Fund, Inc., D. L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise
Fund II, Inc., Babson Value Fund, Inc.,
Shadow Stock Fund, Inc., Buffalo Balanced
Fund, Inc., Buffalo Equity Fund, Inc., Buffalo
High Yield Fund, Inc., Buffalo USA Global
Fund, Inc., Buffalo Small Cap Fund, Inc.,
Investors Mark Series Fund, Inc.

_______________________________________

*Trustees who are interested persons as that term is defined in the Investment Company
Act of 1940, as amended.

William H. Russell (74), Trustee.  Financial
Consultant, 645 West 67th Street, Kansas City,
Missouri 64113; previously Vice President,
Sprint; Director, David L. Babson Growth Fund,
Inc., D. L. Babson Money Market Fund, Inc., D.
L. Babson Tax-Free Income Fund, Inc., Babson
Enterprise  Fund,  Inc. , Babson Enterprise Fund
II, Inc., Babson Value Fund Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc., Investors Mark Series
Fund, Inc.

H. David Rybolt (55), Trustee.  Consultant,
HDR Associates, P.O. Box 2468, Shawnee
Mission, Kansas 66201; Director, David L.
Babson Growth Fund, Inc., D.L. Babson Money
Market Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund,
Inc., Babson Enterprise Fund II, Inc., Babson
Value Fund, Inc., Shadow Stock Fund, Inc.,
Buffalo Balanced Fund, Inc., Buffalo Equity
Fund, Inc., Buffalo High Yield Fund, Inc.,
Buffalo USA Global Fund, Inc., Buffalo Small
Cap Fund, Inc., Investors Mark Series Fund,
Inc.

P. Bradley Adams (37), Vice President and
Treasurer.  Vice President and Treasurer, Jones
& Babson, Inc., David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Scout Capital Preservation Fund,
Inc., Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc.; Vice President and Chief
Financial Officer, AFBA Five Star Fund, Inc.;
Principal Financial Officer, Investors Mark
Series Fund, Inc.

Michael A. Brummel (40), Vice President,
Assistant Secretary and Assistant Treasurer.
Vice President, Jones & Babson, Inc., David L.
Babson Growth Fund, Inc., D.L. Babson Money
Market Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund,
Inc., Babson Enterprise Fund II, Inc., Babson
Value Fund, Inc., Shadow Stock Fund, Inc.,
Babson-Stewart Ivory International Fund, Inc.,
Scout Stock Fund, Inc., Scout Bond Fund, Inc.,
Scout Money Market Fund, Inc., Scout Tax-Free
Money Market Fund, Inc., Scout Regional Fund,
Inc., Scout WorldWide Fund, Inc., Scout
Balanced Fund, Inc., Scout Capital Preservation
Fund, Inc., Scout Kansas Tax-Exempt Bond
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc.

Martin A. Cramer (48), Vice President and
Secretary.  Vice President and Secretary, Jones
& Babson, Inc., David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Scout Capital Preservation Fund,
Inc., Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc.; Secretary and Assistant
Vice President, AFBA Five Star Fund, Inc.;
Secretary, Investors Mark Series Fund, Inc.

Constance E. Martin (36), Vice President.
Assistant Vice President, Jones & Babson, Inc.;
Vice President, David L. Babson Growth Fund,
Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Babson-Stewart Ivory International Fund,
Inc., Shadow Stock Fund, Inc., Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Scout Capital Preservation Fund,
Inc., Scout Kansas Tax-Exempt Bond Fund,
Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc.

Edward L. Martin (48), Vice President-
Portfolio.  Executive Vice President and Director, David L.
Babson & Co. Inc., One Memorial Drive,
Cambridge, Massachussetts 02142; Vice
President, D. L. Babson Money Market Fund,
Inc., D. L. Babson Tax-Free Income Fund, Inc.

Remuneration of Officers and Trustees. None of the officers or trustees of the Fund will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.

COMPENSATION TABLE

                        Aggregate       Pension or Retirement   Estimated       Total Compensation
                        Compensation    Benefits Accrued As     Annual Benefits From All Babson Funds
Name of Trustee         From the Fund   Part of Fund Expenses   Upon Retirement Paid to Trustees**
______________          _____________   __________________      _____________   ___________________
Larry D. Armel*         --              --                      --              --
Francis C. Rood         $500            --                      --              $7,250
William H. Russell      $500            --                      --              $7,625
H. David Rybolt         $500            --                      --              $7,250

* As an interested trustee, Mr. Armel received no compensation for his services as a trustee.

**	The amounts reported in this column reflect the total compensation paid to Messrs. Rood and Rybolt for services as directors or trustees of eight Babson Funds and to Mr. Russell for services as a director or trustee of nine Babson Funds during the fiscal year ended
        November 30, 1997. Trustees' fees are paid by the Funds' manager and not by the Funds themselves.


	Messrs. Rood, Russell and Rybolt have no financial interest in, nor are they affiliated with either Jones &
Babson, Inc. or David L. Babson & Co. Inc.

	The Audit Committee of the Board of Trustees is composed of Messrs. Rood, Russell and Rybolt.

        The trustees of the Trust as a group own less than 1% of the Fund.

        The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a common law trust organized under the laws of Missouri. Under the terms of the Declaration of Trust, a special meeting of shareholders of the Fund must be held if the Fund receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder com-munications in such matters.

DIVIDENDS, DISTRIBUTIONS
AND THEIR TAXATION

Distributions

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends, interest and other income derived from its investments.
This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
Distributions derived from the excess of net short-term capital gains over net long-term capital losses will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund.
Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the 1997
Act), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

28% tax rate gains: Gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

20% tax rate gains: Gains resulting from securities sold by the Fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for qualified 5-year gains. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years.
Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

Certain Distributions Paid in January. Distribu-tions which are declared in October, November or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

Information on the Tax Character of Distribu-tions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held
Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Taxes

Election to be Taxed as a Regulated Investment
Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to you.
In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including:

       Maintain a diversified portfolio of securities, wherein no security (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

       Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies;
and

       Distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12-month period ending November 30 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the Distributions section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund
(through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.
Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.
Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions.
Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

Dividends-Received Deduction for Corporations.
Because the Fund's income is derived primarily from interest rather than dividends, it is anticipated that only a small percentage, if any, of the dividends paid by the Fund for the most recent calendar year will qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends.
The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt-financed.

Conversion Transactions. Gains realized by a Fund from transactions that are deemed to be conversion transactions under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the applicable imputed income amount. A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

(1)	there is an acquisition of property with a
substantially contemporaneous agreement to sell the same or substantially identical property in the future;

(2)	the transaction is an applicable straddle;

(3)	the transaction was marketed or sold to the
Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

(4)	the transaction is specified in Treasury
regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120% of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

Investments in Original Issue Discount (OID) and
Market Discount (MD) Bonds.  The Fund's
investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds or bonds that provide for payment of interest-in-kind (PIK) may cause the Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are, therefore, generally subject to tax reporting as OID obligations.
The Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the Fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount.
For these bonds, the Fund may elect to accrue market discount on a current basis, in which case the Fund will be required to distribute any such accrued discount. If the Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

Defaulted Obligations. The Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means the bank, rather than the Fund, has possession of the Fund's cash and securities. The custodian bank is not responsible for the Fund's investment management or administration. But, as directed by the Fund's
Trustees, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the manager. There is no charge to the Fund.

INDEPENDENT AUDITORS

The Fund's financial statements are audited annually by independent auditors approved by the trustees each year, and in years in which an annual meeting is held the trustees may submit their selection of independent auditors to the shareholders for ratification. Ernst &
Young LLP, One Kansas City Place, 1200 Main Street,
Suite 2000, Kansas City, Missouri 64105, is the Fund's present independent auditor.
Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

	The Fund is one of nine no-load funds comprising the Babson Mutual Fund Group managed by Jones &
Babson, Inc. in association with its investment counsel, David L. Babson & Co. Inc. The other funds are:

EQUITY FUNDS

	DAVID L. BABSON GROWTH FUND, INC. was
organized in 1960, with the objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long term above-average growth of both earnings and dividends.

	BABSON ENTERPRISE FUND, INC. was
organized in 1983, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies with market capital of $15 million to $300 million at the time of purchase. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. This Fund is currently closed to new shareholders.

	BABSON ENTERPRISE FUND II, INC. was
organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

	BABSON VALUE FUND, INC. was organized in
1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

	SHADOW STOCK FUND, INC. was organized in
1987, with the objective of long-term growth of capital that can be exposed to above-average risk in anticipation of greater-than-average rewards. The
Fund expects to reach its objective by investing in small company stocks called "Shadow Stocks," i.e., stocks that combine the characteristics of "small stocks" (as ranked by market capitalization) and "neglected stocks" (least held by institutions and least covered by analysts).

	BABSON-STEWART IVORY INTERNATIONAL
FUND, INC. was organized in 1987, with the objective of seeking a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities
(common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United
States.

FIXED INCOME FUNDS

	D. L. BABSON MONEY MARKET FUND, INC.
was organized in 1979, to provide investors the opportunity to manage their money over the short term by investing in high-quality short-term debt instruments for the purpose of maximizing income to the extent consistent with safety of principal and maintenance of liquidity. It offers two portfolios -
Prime and Federal. Money market funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that the funds will maintain a stable net asset value.

	D. L. BABSON TAX-FREE INCOME FUND,
INC. was organized in 1979, to provide shareholders the highest level of regular income exempt from federal income taxes consistent with investing in quality municipal securities. It offers three separate high quality portfolios (including a money market portfolio) which vary as to average length of maturity.
Income from the Tax-Free Money Market portfolio may be subject to state and local taxes as well as the Alternative Minimum Tax.

BUFFALO FUNDS

Jones & Babson also sponsors and manages the Buffalo Group of Mutual Funds. They are:

BUFFALO BALANCED FUND, INC. was
organized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

BUFFALO EQUITY FUND, INC. was organized
in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks. Realization of dividend income is a secondary consideration.

BUFFALO HIGH YIELD FUND, INC. was
organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

BUFFALO USA GLOBAL FUND, INC. was
organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations.

BUFFALO SMALL CAP FUND, INC. was
organized in 1998, with the objective of long-term capital growth by investment in equity securities of small companies.

A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., BMA Tower, 700 Karnes
Blvd., Kansas City, MO 64108-3306.

Jones & Babson, Inc. also sponsors nine mutual funds which especially seek to provide services to customers of affiliate banks of UMB Financial
Corporation. They are: Scout Stock Fund, Inc., Scout
Bond Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund, Inc.,
Scout Balanced Fund, Inc., Scout Capital Preservation
Fund, Inc. and Scout Kansas Tax-Exempt Bond Fund,
Inc.

Jones & Babson, Inc. also sponsors the AFBA Five
Star Fund, Inc.

FIXED INCOME SECURITIES
DESCRIBED AND RATINGS

Description of Bond Ratings:

Standard & Poor's Corporation (S&P).

AAA -	Highest Grade. These securities possess the
ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA -    High Grade. Generally, these bonds differ
from AAA issues only in a small degree.
Here too, prices move with the long-term money market.

A -     Upper-medium Grade.  They have
considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominately reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB -	Bonds rated BBB are regarded as having an
adequate capacity to pay principal and
interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. (Moody's).

Aaa -	Best Quality.  These securities carry the
smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -    High Quality by All Standards.  They are
rated lower than the best bonds because
margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A -	Upper-medium Grade.  Factors giving
security to principal and interest are
considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -   Bonds which are rated Baa are considered as
medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have
predominantly speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -	Bonds which are rated B generally lack
characteristics of the desirable investment.
Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -	Bonds which are rated Caa are of poor
standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -	Bonds which are rated Ca represent
obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Commercial Paper Ratings:

Moody's . . . Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

Prime - 1      Highest Quality
Prime - 2      Higher Quality
Prime - 3      High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)	evaluation of the management of the issuer;

(2)	economic evaluation of the issuer's industry or
industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3)	evaluation of the issuer's products in relation
to competition and customer acceptance;

(4)	liquidity;

(5)	amount and quality of long-term debt;

(6)	trend of earnings over a period of ten years;

(7)	financial strength of a parent company and
relationships which exist with the issuer; and

(8)	recognition by the management of obligations
which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P . . . Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

"A"     Issues assigned this highest rating are
regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

"A-1"	This designation indicates that the degree of
safety regarding timely payment is very
strong.

"A-2"   Capacity for timely payment on issues with
this designation is strong. However, the relative degree of safety is not as over-whelming.

"A-3"	Issues carrying this designation have a
satisfactory capacity for timely payment.
They are, however, somewhat more
vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B"	Issues rated "B" are regarded as having only
an adequate capacity for timely payment.
Furthermore, such capacity may be
damaged by changing conditions or short-term adversities.

"C"	This rating is assigned to short-term debt
obligations with a doubtful capacity for payment.

"D"	This rating indicates that the issuer is either
in default or is expected to be in default upon maturity.

        The Fund may invest a portion of its assets in lower rated fixed-income securities and unrated securities of comparable quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by S&P and Moody's, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB by S&P or Baa by Moody's, which are considered investment grade, possess some speculative characteristics.

	The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. In addition, since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers of such bonds to repay principal and interest.

        The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

FINANCIAL STATEMENTS

	The audited financial statements of the Fund which are contained in the November 30, 1997, Annual
Report to Shareholders are incorporated herein by reference.


                             PART C

                        OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements:

               Herewith are all financial statements and exhibits filed as a part of this registration statement:

                    Included in Part-A - Prospectus:

                         Per Share Capital and Income Changes

                    Included in Part B - Statement of Additional
                                         Information:

                         The audited financial statements
                         contained in the most recent Annual
                         Report to Shareholders of D. L. Babson
                         Bond Trust are incorporated by reference into Part B of this Registration
                         Statement.

                    Included in Part C - Other Information:

                         Consent of Independent Public
                         Accountants

          (b)  *(1) (a)  Form of Registrant's Agreement and
                         Declaration of Trust

                    (b)  Form of Registrant's Supplementary
                         Agreement and Declaration of Trust

               *(2) Form of Registrant's By-laws

                (3) Not applicable, because there is no voting
                    trust agreement

               *(4) Specimen copy of each security to be issued
                    by the registrant

               *(5) (a)  Form of Management Agreement between
                         Jones & Babson, Inc. and the Registrant

                    (b)  Form of Investment Counsel Agreement
                         between Jones & Babson, Inc. and David
                         L. Babson & Co. Inc.

               *(6) Form of principal Underwriting Agreement
                    between Jones & Babson, Inc. and the
                    Registrant

                (7) Not applicable, because there are no pension,
                    bonus or other agreements for the benefit of directors and officers

               *(8) Form of Custodian Agreement between
                    Registrant and United Missouri Bank of Kansas
                    City, N.A.

                (9) There are no other material contracts not
                    made in the ordinary course of business
                    between the Registrant and others

               (10) Opinion and consent of counsel as to the
                    legality of the registrant's securities being registered. (To be supplied annually pursuant to Rule 24f-2 of the Investment
                    Company Act of 1940.)

               (11) The consent of Ernst & Young,
                    Independent Public Accountants.

               (12) Not applicable.

              *(13) Form of letter from contributors of initial
                    capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.

              *(14) Copies of the model plan used in the
                    establishment of any retirement plan in
                    conjunction with which Registrant offers its securities.

               (15) Not applicable.

              *(16) Schedule for computation of performance
                    quotations.

              *(17) Copies of Powers of Attorney pursuant to Rule
                    402(c)

             * Previously filed on Form N-1 and herein
               incorporated by reference

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE
          REGISTRANT.

               NONE

Item 26.  NUMBER OF HOLDERS OF SECURITIES.


          The number of record holders of each class of securities of the Registrant as of March 13, 1998, is as follows:

               (1)                                (2)
          Title of class                Number of Record Holders

          Shares of Beneficial Interest           5,071
          $0.25 par value Portfolio L -

          Shares of Beneficial Interest           1,150
          $1.00 par value Portfolio S -


Item 27.  INDEMNIFICATION.

          Under the terms of the Missouri general trust law and the company's Agreement and Declaration of Trust, the company shall indemnify any person who was or is a trustee, agent or employee of the company to the maximum extent permitted by the Missouri general law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made

          (i) by the Trustees by a majority vote of a quorum which consists of the Trustees who are neither "interested persons" of the company as defined in
          Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

          (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion.

          No indemnification will be provided by the company to any Trustee or agent of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross neglegience, or reckless disregard of duty.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          The principal business of Jones & Babson, Inc. is the management of the Babson family of mutual funds. It also has expertise in the tax and pension plan field. It supervises a number of prototype and profit-sharing plan programs sponsored by various organizations eligible to be prototype plan sponsors.

          The principal business of David L. Babson & Co., Inc. is to provide investment counsel and advice to a wide variety of clients. David L. Babson & Co. Inc. and its affiliates have $4 billion under management, of which $2.4 billion is securities and $1.6 billion is real estate.

Item 29.  PRINCIPAL UNDERWRITERS.


          (a) Jones & Babson, Inc., the only principal underwriter of the Registrant, also acts as principal underwriter for David L. Babson Growth Fund, Inc.,
               D.L. Babson Money Market Fund, Inc., D. L. Babson
               Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money
               Market Fund, Inc., Scout Regional Fund, Inc., Scout
               WorldWide Fund, Inc., Scout Balanced Fund, Inc., Scout Capital Preservation Fund, Inc., Scout Kansas Tax-Exempt
               Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc. and AFBA Five Star Fund, Inc.


          (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:

Name and Principal  Position and Offices   Positions and Offices
_Business Address_  __with Underwriter__   ___with Registrant___

     Stephen S. Soden    Chairman            None
     BMA Tower           and Director
     700 Karnes Blvd.
     Kansas City, MO 64108-3306.

     Larry D. Armel      President and       President and
     BMA Tower  Director            Trustee
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Giorgio Balzer      Director            None
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Robert T. Rakich    Director            None
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Edward S. Ritter    Director            None
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Robert N. Sawyer    Director            None
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Vernon W. Voorhees  Director            None
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     P. Bradley Adams    Vice President      Vice President
     BMA Tower  and Treasurer       and Treasurer
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Michael A Brummel   Vice President      Vice President
     BMA Tower
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.


     Martin A. Cramer         Vice President Vice President
     BMA Tower                  and Secretary  and Secretary
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.

     Constance E. Martin      Asst. Vice     Vice President
     BMA Tower       President
     700 Karnes Blvd.,
     Kansas City, MO 64108-3306.


          (c) The principal underwriter does not receive any remuneration or compansation for the duties or services rendered to the Registrant pursuant to the principal underwriting Agreement.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of Jones & Babson, Inc., at BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306.


Item 31.  MANAGEMENT SERVICES.

          All management services are covered in the management agreement between the Registrant and Jones & Babson, Inc., which are discussed in Parts A and B.

Item 32.  DISTRIBUTION EXPENSES.

          Not applicable.

Item 33.  UNDERTAKINGS.

          Registrant undertakes that, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by
          Section 16(c) of the Investment Company Act of 1940, as amended.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Kansas City, and State of Missouri on the 16th day of March, 1998.

                                  D.L. BABSON BOND TRUST
                                       (Registrant)

                                  By Larry D. Armel
                                     (Larry D. Armel, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment #98 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Larry D. Armel           President, Principal   March 16, 1998
Larry D. Armel           Executive Officer,
                         and Trustee

Francis C. Rood          Trustee                March 16, 1998
Francis C. Rood*

William H. Russell       Trustee                March 16, 1998
William H. Russell*

H. David Rybolt          Trustee                March 16, 1998
H. David Rybolt*

P. Bradley Adams         Treasurer and          March 16, 1998
P. Bradley Adams         Principal Financial
                         and Accounting Officer

                         *Signed pursuant to Power of Attorney

                          By Larry D. Armel
                             Attorney-in Fact

                    REPRESENTATIONS OF COUNSEL

I assisted in the preparation of this Post Effective Amendment to the Fund's Registration Statement filed under the Securities Act of 1933 and the Amendment to the Fund's Registration Statement filed under the Investment Company Act of 1940. Based on my review it is my opinion that this amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

John G. Dyer             Attorney               March 16, 1998
John G. Dyer